                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
PawnMart, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                 KPMG LLP


Fort Worth, Texas
March 10, 1999